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                                                                    EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY

                                    TO TENDER
              OUTSTANDING 8 1/2% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                          IASIS HEALTHCARE CORPORATION
                  PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                              DATED ________, 2003

         As set forth in the Prospectus, dated ________, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus"), of IASIS Healthcare Corporation (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender 8 1/2% Senior Subordinated Notes due 2009 of the Company, this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 8 1/2% Senior Subordinated Notes due 2009 (the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2003 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

By Mail:                                    By Overnight Courier and                    By Facsimile:
                                            Hand Delivery:

The Bank of New York                        The Bank of New York                        (212) 298-1915
101 Barclay Street                          101 Barclay Street                          (For Eligible Institutions
New York, New York 10286                    New York, New York 10286                             Only)
Attention: Reorganization Department        Attention: Reorganization Department        Confirm By Telephone:
(registered or certified mail                                                           (___) ___-_____
           recommended)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

         The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on ________, 2003, unless extended by the Company.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Certificate Number(s) (If Known) of
Outstanding Notes or Account Number         Aggregate Principal                 Aggregate Principal
At the Book-Entry Facility                  Amount Represented                  Amount Tendered
-----------------------------------         -------------------                 -------------------
___________________________________         ___________________                 ___________________
___________________________________         ___________________                 ___________________
___________________________________         ___________________                 ___________________
                                            Total:_____________                 Total:_____________

PLEASE SIGN AND COMPLETE

Signature(s):____________________________     Name(s): ____________________________________________

Address:_________________________________     Capacity (full title), if signing in a representative
        _________________________________     capacity: ___________________________________________
                           (Zip Code)

Area Code and Telephone Number: ___________________________________________________________________

Dated: __________________________________     Taxpayer Identification or Social Security
                                              Number: _____________________________________________

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm: ____________________________________________________

Address: _________________________________________________________

Area Code and Telephone No.: _____________________________________

Authorized Signature: ____________________________________________

Name: ____________________________________________________________

Title: ___________________________________________________________

Dated: ___________________________________________________________

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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